Exhibit 99.1
Hilltop Holdings Inc.Earnings PresentationQ4 2022 January 27, 2023

Preface

Corporate Headquarters	Additional Information
6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com	Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com

FORWARD-LOOKING STATEMENTS

This presentation and statements made by representatives of Hilltop Holdings Inc. ("Hilltop" or the "Company") during the course of this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus ("COVID-19") global pandemic, information technology expenses, capital levels, mortgage servicing rights ("MSR") assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as "anticipates," "believes," "building", "could," "estimates," "expects," "forecasts," "goal," "guidance", "intends," "may," "might," "outlook", "plan," "probable," "projects," "seeks," "should," "target," "view" or "would" or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (ii) effectiveness of our data security controls in the face of cyber attacks; (iii) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (iv) changes in the interest rate environment; (v) risks associated with our concentration in real estate related loans; ; (vi) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (vii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including responses to the COVID-19 pandemic, changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (viii) cost and availability of capital; (ix) changes in key management; (x) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xi) legal and regulatory proceedings; (xii) risks associated with merger and acquisition integration; and (xiii) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

2

HilltopHoldings

Q4 2022 3Investor Highlights –Notes:(1)Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business. •PlainsCapital Bank generated $58.0 million in pre-tax income during Q4 2022 relative to $68.4 million in Q4 2021. The decline was driven by a $22.4 million increase in provision expense to $3.9 million, partially offset by flat expenses and $12.1 million of net interest income growth•Average bank loans HFI1increased from Q3 2022 by $101 million, or 1%, as 1-4 Family Retained Mortgages and growth in our core C&I portfolio more than offset lower National Warehouse Lending balances during the period •Average bank deposits decreased from Q3 2022 by $270 million, or 2%, as a result of both normal end of the year withdrawal activity from public funds and customers moving deposit balances into higher yielding assets as interest rates have continued to increase•Bank net interest margin of 3.42% remained flat from Q3 2022 as income from higher yielding assets was offset by rising interest costs on deposits and other borrowings •PrimeLending incurred a $25.6 million pre-tax loss during Q4 2022, a decrease in pre-tax income of $56.9 million from Q4 2021•Mortgage origination volume in Q4 2022 was $2.0 billion, a decline of 59% from Q4 2021•Gain-on-sale of loans to third parties declined by 151 basis points from Q4 2021 to 211 basis points for Q4 2022 as interest rates increased, volumes have declined, and pricing has remained very competitive •Noninterest expenses at PrimeLending declined by $64.6 million, or 41%, from Q4 2021. Decreases in variable compensation were $46.5 million of this decrease, and other expenses declined as aggressive actions have been made to resize the organization towards a smaller overall mortgage market •HilltopSecuritiesgenerated a pre-tax income of $19.8 million during Q4 2022, an increase of $18.1 million from Q4 2021•Improvements in the fixed income market and higher revenues from sweep deposits in Wealth Management helped to offset slower public finance and mortgage markets during the period•Total non-interest expenses at HilltopSecuritiesdeclined by $5.6 million, or 6%, compared to Q4 2021. Decreases in variable compensation were $3.9 million of this decrease, and other expenses declined as the business has continued to identify areas to increase efficiency and productivity ROAA.86% EPS –Diluted$0.30 ROAE5.76%4.99% $ 25. 6 $ 0.390. 6 3 % Net IncomeMM

Capital Highlights –Q4 2022 4 $24.77 $25.93 $26.93 $27.77 $28.37 $27.47 $27.08 $27.13 $27.31 18.97% 19.63% 20.22% 21.28% 21.22% 21.27% 17.24% 17.45% 18.22% $0.09 $0.12 $0.12 $0.12 $0.12 $0.15 $0.15 $0.15 $0.15 ‐20.00% 0.00% 20.00% $‐ $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Q4 2020 Q1 2021 Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Common Equity Tier 1 risk based ratio Dividends per share Capital Management and Tangible Book Value Growth TBVPS4% Versus12/31/215% CAGRSince 12/31/20•During 2022, HTH returned $485.3 million of capital to shareholders•$43.0 million in dividends and $442.3 million in share repurchases (~19% of 12/31/21 shares outstanding)•There were no shares repurchased in Q4 2022•The HTH Board of Directors has authorized a new $75 million stock repurchase program through January 2024•Hilltop also increased its quarterly cash dividend by 7% to $0.16 per share11Notes:(1)Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation oftangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix.(2)At period end.22

5Hilltop Holdings –Q4 Financial Summary $ in Millions, except EPSIncome Statement and Key MetricsQ4 2022Q3 2022QoQ%Q4 2021YoY%Net interest income$123.4$123.5(0%)$104.318%Noninterest income169.8207.0(18%)284.8(40%) Noninterest expenses253.4288.7(12%)322.2(21%)Efficiency ratio86.4%87.4%82.8%Pre-provision net revenue139.941.7(4%)66.9(40%)Net charge offs (recoveries)($0.0)$2.7($0.4)Net ACL build (release)3.6(3.5)(18.2)Provision for (reversal of) credit losses3.6(0.8)NR(18.6)NR Income before income taxes36.242.5(15%)85.5(58%) Net income26.633.3(20%)64.8(59%)Minority interest1.01.2(14%)2.6(61%)Income attributable to Hilltop$25.6$32.1(20%)$62.2(59%)Return on average assets0.63%0.79%1.41% Return on average equity 4.99%6.26%9.93%EPS - Diluted$0.39$0.50(20%)$0.78(49%)EOP Shares outstanding (in thousands)64,68564,5910%78,965(18%)Average assets $16,718$16,6690%$18,255(8%)EOP Assets16,26816,615(2%)18,689(13%) EOP Loans HFI, net7,9977,8522%7,7893% EOP Deposits11,31611,352(0%)12,818(12%) Notes:(1)Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

Hilltop Holdings – Full Year Financial Summary

$ in Millions, *except EPS* Income Statement and Key Metrics	2022 Actuals	2021 Actuals	YoY%
Net interest income	$459.0	$423.0	9%
Noninterest income	832.5	1,410.3	(41%)
Noninterest expenses	1,127.0	1,387.4	(19%)
Efficiency ratio	*87.3%*	*75.7%*	
Pre-provision net revenue[1]	**164.4**	**445.9**	**(63%)**
Net charge offs (recoveries)	$4.2	($0.5)	
Net ACL build / (release)	4.1	(57.7)	
Provision for (reversal of) credit losses	**8.3**	**(58.2)**	**(114%)**
Income from continuing operations, before taxes	**156.1**	**504.1**	**(69%)**
Net income	**119.3**	**386.1**	**(69%)**
Minority interest	$6.2	11.6	(47%)
Income attributable to Hilltop	**$113.1**	**$374.5**	**(70%)**
Return on average assets	*0.69%*	*2.17%*	
Return on average equity	*5.11%*	*15.38%*	
EPS - Diluted	**$1.60**	**$4.61**	**(65%)**
EOP Shares outstanding (in thousands)	64,685	78,965	(18%)
Average assets	$17,411	$17,796	(2%)
EOP Assets	16,268	18,689	(13%)
EOP Loans HFI, net	7,997	7,789	3%
EOP Deposits	11,316	12,818	(12%)

Notes:
(1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

6

HilltopHoldings

$91.4$91.2$95.3$91.8$95.4$5.0($0.0)($0.5)($0.9) 1.16% 1.17% 1.20% 1.16% 1.18%0.00%0.50% 1.00%1.50%2.00% 2.50%3.00%3.50%4.00%$0.0$20.0$40.0 $60.0 $80.0$100.0 $120.012/31/20213/31/20226/30/20229/30/2022Collective -EconomicConditionsNet Charge-OffSpecific ReservesCollective - PortfolioChanges12/31/2022 7Hilltop Holdings –Allowance for Credit Losses Allowance for Credit Losses at Period End 12/31/22 Reserve Composition($ in millions)ACL / Total Loans HFI Commentary•Applied Moody’s Analytics December 2022 single macroeconomic alternative (S7) scenario for economic forecast•Reserve builds (releases) driven by new loan production, credit migration, higher rates and slower expected GDP growth in 2023-2024•ACL % of Loans HFI excluding Broker dealer margin loans and mortgage warehouse loans equated to 1.27% as of December 31, 2022 ($ in millions)ReserveACL/Loans HFICommercial real estate$63.31.95%Commercial and industrial$15.91.11% Construction and land development$6.10.62% 1-4 family residential$9.30.53%Consumer$0.62.01%Broker-dealer$0.20.05%Mortgage warehouse lending$0.10.05%Total Reserve$95.41.18%

2.44%2.36%2.75%3.19%3.23%1.00%1.50%2.00%2.50%3.00%3.50%4.00%4.50%Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 8Hilltop Holdings –Net Interest Income & Margin Net Interest Margin2 Net Interest Margin Rollforward Net Interest Income $104.3 $100.0 $112.1 $123.5 $123.4 $80.0 $85.0 $90.0 $95.0 $100.0 $105.0 $110.0 $115.0 $120.0 $125.0 $130.0Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 3.19%Loans HFI Yield Increase0.36% Yield on Cash and Due Balances0.18%Securities Portfolio Yield Increase0.11%Cost of Deposits(0.41%) Borrowings(0.12%)Other(0.08%)Q4 20223.23%Q3 2022 Key Drivers & Statistics Q4'21Q3'22Q4'22($ in millions, except as noted)HTH Consolidated Average Earning Assets ($B)$17.0$15.4$15.2Banking Accretion Income$4.7$2.9$2.2PPP Balance (period end)$78$1$0PPP Interest & Fee Income$2.5$0.2$0.0 Cash and Due (Avg. Balance)$2,628$1,796$1,791Mortgage Loans Held for Sale (period end)$1,878$1,004$983 ($ in millions)

Hilltop Holdings – Net Interest Income Rate Impacts

Estimated Impact on 12-month Net Interest Income[1]


10%
5%
0%
-5%
-10%
(6%)
(3%)
3%
6%
-100
-50
+50
+100
Interest Rate Change (Basis Points)

Bank Loans HFI – Fixed vs. Variable Rate at 12/31/22


40%
50%
10%
Fixed Rate
Variable rate at or below floors
Variable rate above floor

Chart does not include Loan Balances for the PrimeLending Warehouse Line and National Warehouse Lending segments

Cash and Securities at PCB – Fixed vs Variable


33%
47%
6%
14%
Cash at FRB
Floating Rate Securities
Fixed Swapped to Floating
Fixed

Interest Bearing Deposit and Fed Funds Rate


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
12/31/2022
Fed Funds Target Rate
HTH IB Deposit Portfolio Cost

- Q1 2016 through Q4 2022 Fed and HTH Deposit Rates

Note:
(1) Impact assumes instantaneous change to interest rates. Assumes interest rate floor at 1 basis point

9
HilltopHoldings

$192.3 $143.2 $140.1 $98.2 $71.4 $82.9 $60.7 $87.7 $100.8 $92.8 $11.8 $12.8 $12.5 $12.2 $11.9 ($2.2)($0.2)($0.9)($4.2)($6.3)$284.8 $216.4 $239.3 $207.0 $169.8 $(10.0) $40.0 $90.0 $140.0 $190.0 $240.0 $290.0 $340.0 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Corporate, other and eliminations PlainsCapital Bank HilltopSecurities PrimeLending 10Hilltop Holdings –Noninterest Income Year-over-Year Noninterest Income ($MM) Noninterest Income Key Drivers & Statistics($ in millions) Q4 2021$284.8Mortgage Production Income & Fees(120.9) Securities and Investment Advisory Fees & Commissions(11.8)Other Income17.7Q4 2022$169.8 Q4'21Q3'22Q4'22Broker Dealer TBA Lock Volume ($mm)$1,516$1,301$675Mortgage Origination Volume ($B)$5.0$3.0$2.0 Net gains from mortgage loan sales (bps):Loans sold to third parties362227211 Impact of loans sold to bank(15)(9)(19)As reported347218192

Hilltop Holdings – Noninterest Expenses

Noninterest Expenses and Efficiency Ratio[1]

($ in millions)



82.8%
90.5%
85.0%
87.4%
86.4%
$322.2
$286.4
$298.5
$288.7
$253.4
$109.1
$82.9
$94.0
$86.9
$58.8
$213.0
$203.5
$204.5
$201.9
$194.6
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Variable Compensation
Expenses Other Than Variable Compensation
Efficiency Ratio

Year-over-Year Noninterest Expense ($MM)

Q4 2021	**$322.2**
Compensation and Benefits	(61.8)
Occupancy and Equipment	(2.7)
Professional Services	1.7
Other Expenses	(6.0)
Q4 2022	**$253.4**

Key Drivers & Statistics

	Q4'21	Q3'22	Q4'22
Banking			
Full-Service Branches	58	59	59
Efficiency Ratio (Bank Only)	54.2%	48.9%	48.9%
Mortgage			
Variable Compensation ($mm)	$73.2	$44.3	$26.7
Variable Comp / Originated Volume	1.47%	1.46%	1.31%
Efficiency Ratio (PrimeLending Only)	83.4%	124.2%	138.2%
Broker-Dealer			
Variable Compensation ($mm)	$35.9	$42.6	$32.0
Compensation / Net Revenue	69.1%	61.5%	56.6%

Note:
(1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income.

11

HilltopHoldings

23%17%20%12%22%5% CRE - Non-owner occupied CRE - Owner occupied Commercial and industrial Construction and land development 1-4 family residential & Consumer Margin loans at Broker-Dealer $5.8 $5.9 $6.1 $6.1 $6.1 $0.7 $0.5 $0.5 $0.4 $0.4 $0.9 $1.0 $1.1 $1.2 $1.3 $0.4 $0.3 $0.3 $0.2 $0.2 $7.9 $7.8 $7.9 $7.9 $8.1 Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 12Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These areexclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period EndHilltop Holdings –Loans Key Drivers & Statistics Q4'21Q3'22Q4'22Average Loans HFI Balance ($B)$7.7$7.9$7.8 Annualized Loan HFI Yield %4.25%4.75%5.42% Gross Loans HFI by Type at 12/31/22($ in billions)1

1.8x2.1x2.7x2.6x3.1x 1.28% 1.25% 1.27% 1.21% 1.24%0.00%0.50%1.00%1.50% 2.00%1.0x1.5x2.0x2.5x3.0x3.5x4.0x4.5x5.0xQ4 2021Q1 2022Q2 2022Q3 2022Q4 2022 ACL/Bank NPLs ACL/Bank Loans HFI (405)282 1,223 2,735 (21) -0.01% 0.02% 0.07% 0.15% -0.00%-1.00%-0.80% -0.60% -0.40% -0.20% 0.00% 0.20%0.40%(1,000)01,0002,0003,0004,0005,000Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022($000) NCOs NCOs/Avg. Bank Loans HFI 3.3%2.8%2.5%2.6%2.6%0.1%3.3%2.8%2.5%2.7%2.6%0.0%1.0%2.0%3.0%4.0%5.0%Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022% of Bank Loans Classified Special Mention $53,982 $46,449 $37,197 $36,260 $32,645 0.76% 0.64% 0.50% 0.48% 0.43%0.00%0.25%0.50% 0.75%1.00%$0$25,000$50,000$75,000Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 Total NPAs Total NPAs/(Bank Loans HFI + OREO) 13Hilltop Holdings –Asset Quality Criticized Loans Non-Performing AssetsNotes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, accruing TDRs, OREO and other repossessed assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses11

$7.2 $7.0 $6.4 $6.1 $6.2 $4.6 $4.7 $4.6 $4.5 $4.0 $0.8 $0.8 $0.8 $0.7 $1.1 $0.2 $0.2 $0.1 $12.8 $12.7 $11.9 $11.4 $11.3 Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker Dealer Sweep Deposits Brokered Deposits 14 Deposit Mix at Period EndHilltop Holdings –Deposits Key Drivers & Statistics Q4'21Q3'22Q4'22Average Deposits ($B)$12.4$11.7$11.4Cost of Interest-Bearing Deposits10.22%0.70%1.57%Cost of Total Deposits10.14%0.43%0.98% Interest-Bearing Deposits by Type at 12/31/22($ in billions) 56%28%12%4% Demand Money Market Time OtherNotes: The sum of the period amounts may not equal the total amounts due to rounding.(1)Annualized. (2)Other includes Savings and Brokered Deposits2

15Hilltop Holdings –2023 Outlook OutlookLoan Growth (Full year average HFI loan growth)•Full year average bank loan growth 1% –4%•Retention of 1 –4 family loans to be evaluated quarterly, first quarter expecting to retain $75 –$150 millionDeposit Growth(Full year average deposit growth)•Full year average total deposits decline 4% –8%Net Interest Income •NII growth 7% –10% •Interest-Bearing Deposit Betas rise to 50% –60%•Fed Funds Rate rises to 5.00% –5.25%, no rate reductions in 2023Noninterest Income•Full year mortgage origination volume $8 –$12 billion•Broker Dealer fees increase 0% –5%Noninterest Expense•Non-variable expenses increase 0 –3%•Variable expenses to follow revenue contribution from fee businessesProvision Expense / (Reversal)•Full year provision/ total loans HFI: 25 –40 basis pointsEffective Tax Rate (GAAP)•22 –24% full year basis

Appendix 16

PlainsCapital Bank – Q4 2022 Highlights

Summary Results ($ in millions)	Q4 2021	Q4 2022	FY 2021	FY 2022
Net Interest Income	$97.2	$109.3	$406.5	$413.6
Provision for (reversal of) Credit Losses	(18.5)	3.9	(58.2)	8.3
Noninterest Income	11.8	11.9	45.1	49.3
Noninterest Expense	59.0	59.3	226.9	235.2
Income Before Taxes	**$68.4**	**$58.0**	**$282.9**	**$219.5**

Key Highlights	Q4 2021	Q4 2022	FY 2021	FY 2022
ROAA	1.44%	1.31%	1.55%	1.19%
Full Service Branches (period end)	58	59	58	59
Net Interest Margin	2.81%	3.42%	3.07%	3.11%
Assets ($B) (period end)	$14.9	$13.4	$14.9	$13.4

Net Interest Margin



2.81%
2.65%
2.97%
3.42%
3.42%
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Efficiency Ratio[1]



54.2%
55.7%
50.4%
48.9%
48.9%
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Notes:
(1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income.

17

HilltopHoldings

18PrimeLending –Highlights Gain on Sale OverviewNotes:(1)Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank1 Mortgage Origination Volume $5.0 $3.8 $3.8 $3.0 $2.0 Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 347312253218192362321260227211Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022050100 150 200 250 300 350 400 Reported Gain on Sale (bps) Gain on Sale of Loans Sold to Third Parties (bps) ($ in billions)Q4 2022 Summary Results($ in millions)Q4 2021Q4 2022FY 2021FY 2022Net Interest Income (Expense)($3.8)($4.5)($20.4)($10.5)Noninterest Income192.371.4987.0452.9 Noninterest Expense157.292.5731.1478.9Income (Loss) Before Taxes$31.3($25.6)$235.5($36.5) Key HighlightsQ4 2021Q4 2022FY 2021FY 2022Origination Volume ($mm)$4,990$2,043$22,668$12,660% Purchase71%93%64%85% Sales Volume ($mm)$4,989$2,039$23,059$13,200MSR Asset ($mm)(period end)$87$101$87$101

HilltopSecurities – Q4 2022 Highlights

Summary Results ($ in millions)	Q4 2021	Q4 2022	FY 2021	FY 2022
Net Interest Income	$11.7	$14.1	$43.3	$51.6
Provision for (Reversal of) Credit Losses	(0.1)	(0.3)	(0.0)	0.1
Noninterest Income	82.9	92.8	381.1	341.9
Noninterest Expense	93.0	87.4	380.8	355.7
Income Before Taxes	**$1.7**	**$19.8**	**$43.7**	**$37.8**

Key Highlights	Q4 2021	Q4 2022	FY 2021	FY 2022
Compensation/Net Revenue (%)	69.1%	56.6%	65.1%	63.8%
Pre-tax Margin %	1.8%	18.5%	10.3%	9.6%
FDIC Insured Balances at PCB (period end)	$804	$1,122	$804	$1,122
Other FDIC Insured Balances (period end)	$1,503	$696	$1,503	$696
Public Finance Offerings	$14,836	$5,033	$59,930	$38,952
TBA Lock Volume	$1,516	$675	$7,008	$3,764

Net Revenues by Business Line

Key Highlights	Q4 2021	Q4 2022	FY 2021	FY 2022
Public Finance Services	$31.1	$21.9	110.0	88.2
Fixed Income Services	13.7	25.9	73.3	72.8
Wealth Management				
Retail	26.5	28.0	108.3	112.0
Clearing Services	8.0	11.9	31.7	38.2
Securities Lending	1.9	1.0	10.7	5.9
Structured Finance	12.6	11.6	85.4	66.0
Other	0.8	6.5	5.0	10.4
Net Revenues	**$94.6**	**$106.9**	**$424.5**	**$393.5**

Notes:
The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-K due to grouping of certain business lines into 'Other'.

19

HilltopHoldings

Non-GAAP to GAAP Reconciliation and Management's Explanation of Non-GAAP Financial Measures

Tangible Common Equity, is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders' equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity.

Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop's tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity.

Hilltop Consolidated

Reconciliation of Tangible Common Equity and Tangible Book Value Per Share *($ '000, except per share amounts)*	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022
Total Stockholders' Equity	$2,323,939	$2,419,185	$2,470,281	$2,476,371	$2,522,668	$2,463,933	$2,029,577	$2,031,811	$2,045,494
Less:									
Goodwill	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447
Other intangible assets, net	20,364	19,035	17,705	16,455	15,284	14,233	13,182	12,209	11,317
Tangible Common Equity	**$2,036,128**	**$2,132,703**	**$2,185,129**	**$2,192,469**	**$2,239,937**	**$2,182,253**	**$1,748,948**	**$1,752,155**	**$1,766,730**
Shares outstanding as of period end	82,185	82,261	81,153	78,959	78,965	79,439	64,576	64,591	64,685
Book Value Per Share (Common Stockholder's Equity / Shares Outstanding)	$28.28	$29.41	$30.44	$31.36	$31.95	$31.02	$31.43	$31.46	$31.62
Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding)	**$24.77**	**$25.93**	**$26.93**	**$27.77**	**$28.37**	**$27.47**	**$27.08**	**$27.13**	**$27.31**

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HilltopHoldings